UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) February 1, 2006

SPRINT NEXTEL CORPORATION

(Exact name of Registrant as specified in its charter)

Kansas	1-04721	48-0457967
(State of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

2001 Edmund Halley Drive, Reston, Virginia	20191
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code (703) 433-4000

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.01 Completion of Acquisition or Disposition of Assets.

Acquisition of Alamosa Holdings, Inc.

On February 1, 2006, Sprint Nextel Corporation issued a press release announcing the completion of the merger transaction involving Alamosa Holdings, Inc., as more fully described in the press release filed as Exhibit 99.1, which is incorporated herein by reference.

Item 8.01 Other Events.

See Item 2.01.

Item 9.01 Financial Statements and Exhibits.

(c)	Exhibits

Number	Exhibit
99.1	Press release, dated February 1, 2006.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SPRINT NEXTEL CORPORATION

Date: February 1, 2006		/S/ GARY D. BEGEMAN
	By:	Gary D. Begeman
Vice President

EXHIBIT INDEX

Number	Exhibit
99.1	Press release, dated February 1, 2006.